UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2015

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

38 Hans Crescent, London, England
SW1X 0LZ
(Address of Principal Executive Office)

+44.20.7190.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On May 20, 2015, Liberty Global plc announced its intention to implement its previously announced tracking stock for its operations in Latin America and the Caribbean (the LiLAC Group) on July 1, 2015.  In connection with such implementation, Liberty Global plc is filing herewith its December 31, 2014 and March 31, 2015 attributed financial information for (i) the LiLAC Group and (ii) all of its other businesses, assets and liabilities not specifically attributed to the LiLAC Group.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) is considered “filed” under the Securities Exchange Act of 1934 (“the Exchange Act”) and is incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: May 26, 2015

Exhibit Index

Exhibit No.	Name

99.1	December 31, 2014 Attributed Financial Statements

99.2	March 31, 2015 Attributed Financial Statements

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